UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Fibrocell Science, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fibrocell Science, Inc.

405 Eagleview Blvd.

Exton, Pennsylvania 19341

(484) 713-6000

To the Stockholders of Fibrocell Science, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Fibrocell Science, Inc. on July 19, 2013. The Annual Meeting will begin at 8:30 a.m. local time at 405 Eagleview Blvd., Exton, Pennsylvania 19341.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of May 23, 2013.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

We look forward to seeing you on July 19, 2013.

Very truly yours,

FIBROCELL SCIENCE, INC.

By:	/s/ David Pernock
David Pernock
Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials

for the Annual Shareholder Meeting to be Held on July 19, 2013:

Electronic Copies of the Proxy Statement and our 2012 Annual Report on Form 10-K are available at

http://www.proxyvote.com

Fibrocell Science, Inc.

405 Eagleview Blvd.

Exton, Pennsylvania 19341

(484) 713-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 19, 2013

TO THE STOCKHOLDERS OF FIBROCELL SCIENCE, INC.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Fibrocell Science, Inc. (the “Company”) will be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on July 19, 2013 at 8:30 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:

1.	To elect three Board nominees to the Board of Directors of the Company, each to serve until the 2016 annual meeting of stockholders of the Company or until such person’s successor is qualified and elected.

2.	To approve an amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares of common stock authorized to be issued under the Plan from 1,200,000 to 2,600,000.

3.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers.

6.	To approve an amendment to the Company’s certificate of incorporation to reduce the Company’s authorized number of shares of common stock from 1,100,000,000 to 100,000,000 shares of common stock.

7.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Company at the close of business on May 23, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 405 Eagleview Blvd., Exton, Pennsylvania 19341 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

FIBROCELL SCIENCE, INC.

/s/ David Pernock
Exton, Pennsylvania	David Pernock
June 3, 2013	Chairman of the Board

Page
WHY DID YOU SEND ME THIS PROXY STATEMENT?	1
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?	1
WHO MAY VOTE ON THESE PROPOSALS?	1
HOW MANY VOTES DO I HAVE?	2
WHY WOULD THE ANNUAL MEETING BE POSTPONED?	2
HOW DO I VOTE BY PROXY?	2
HOW DO I VOTE IN PERSON?	2
MAY I REVOKE MY PROXY?	3
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	3
ARE THERE ANY RIGHTS OF APPRAISAL?	4
WHO BEARS THE COST OF SOLICITING PROXIES?	4
WHERE ARE FIBROCELL’S PRINCIPAL EXECUTIVE OFFICES?	4
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT FIBROCELL?	4
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	6
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	6
GOVERNANCE OF THE COMPANY	8
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	11
RELATED PARTY TRANSACTIONS	15
PROPOSAL 1:	16
ELECTION OF DIRECTORS	16
PROPOSAL 2:	16
TO APPROVE AN AMENDMENT TO THE COMPANY’S EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 1,200,000 to 2,600,000 SHARES	16
PROPOSAL 3:	20
TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
AUDIT COMMITTEE REPORT	21
PROPOSAL 4:	22
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION	22
PROPOSAL 5:	23
ADVISORY VOTE ON THE FREQUENCY OF FUTURE NAMED EXECUTIVE OFFICER COMPENSATION ADVISORY VOTES	23
PROPOSAL 6:	24
TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REDUCE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 1,100,000,000 TO 100,000,000 SHARES OF COMMON STOCK	24
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	24
OTHER PROPOSED ACTION	24
STOCKHOLDER PROPOSALS AND SUBMISSIONS	25

-i-

FIBROCELL SCIENCE, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 19, 2013

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Fibrocell Science, Inc., a Delaware corporation, for use at the Annual Meeting of Fibrocell stockholders to be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on July 19, 2013 at 8:30 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “Fibrocell,” “Company,” “we,” or “our” refer to Fibrocell Science, Inc.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

We will address the following proposals at the Annual Meeting:

1.	To elect three Board nominees to our Board of Directors, each to serve until the 2016 annual meeting of stockholders or until such person’s successor is qualified and elected.

2.	To approve an amendment to our 2009 Equity Incentive Plan to increase the number of shares of common stock authorized to be issued under the Plan from 1,200,000 to 2,600,000.

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2013.

4.	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers.

6.	To approve an amendment to the Company’s certificate of incorporation to reduce the Company’s authorized number of shares of common stock from 1,100,000,000 to 100,000,000 shares of common stock.

7.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

WHO MAY VOTE ON THESE PROPOSALS?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about June 3, 2013 to all stockholders as of May 23, 2013 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting in all matters properly brought before the Annual Meeting.

On the Record Date, we had 26,229,909 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Cumulative voting is not permitted.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

The Annual Meeting will be postponed if a quorum is not present on July 19, 2013. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the election of the Board’s three nominees to our Board of Directors.

2.	FOR the approval of an amendment to our 2009 Equity Incentive Plan to increase the number of shares of common stock authorized to be issued under the Plan from 1,200,000 to 2,600,000.

3.	FOR ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2013.

4.	FOR the advisory vote approving the compensation of our named executive officers as disclosed in this proxy statement.

5.	FOR approval on an advisory basis of the proposal to hold future advisory votes on the compensation of our named executive officers every three years.

6.	FOR approval of an amendment to the Company’s certificate of incorporation to reduce the Company’s authorized number of shares of common stock from 1,100,000,000 to 100,000,000 shares of common stock.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you plan to attend the Annual Meeting and vote in person on July 19, 2013, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of Directors.

A plurality of the eligible votes cast is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2: Approval of an Amendment to the Company’s 2009 Equity Incentive Plan.

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.

The approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4: Approval of the advisory vote approving the compensation of our named executive officers as disclosed in this proxy statement.

The approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 5: Recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers.

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Proposal 6: Approval of an Amendment to the Company’s certificate of incorporation to reduce the Company’s authorized number of shares of common stock from 1,100,000,000 to 100,000,000 shares of common stock.

The approval of Proposal 6 requires the affirmative vote of a majority of our outstanding shares of common stock entitled to vote on the matter. Broker non-votes and abstentions will be counted as votes against the proposal.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal, but will be counted in determining whether there is a quorum present.

ARE THERE ANY RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our certificate of incorporation or our bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE FIBROCELL’S PRINCIPAL EXECUTIVE OFFICES?

The principal executive offices of Fibrocell are located at 405 Eagleview Blvd., Exton, Pennsylvania 19341 and our telephone number is (484) 713-6000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT FIBROCELL?

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Fibrocell, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of the Record Date, the securities owned by each director, nominee, and named executive officer, as well as all persons we know to be beneficial owners of five percent or more of our common stock.

Name of Beneficial Owner	Common stock Beneficially Owned(1)		Percent of Class(2)
David Pernock	228,000	(3)	Less than 1%
Kelvin Moore	20,000	(3)	Less than 1%
Marc Mazur	28,000	(4)	Less than 1%
Marcus Smith	4,000	(3)	Less than 1%
Julian Kirk	4,000	(3)	Less than 1%
Christine St.Clare	4,000	(3)	Less than 1%
Douglas J. Swirsky	4,000	(3)	Less than 1%
Declan Daly	113,265	(5)	Less than 1%
John Maslowski	19,040	(6)	Less than 1%
Elizabeth Browning	38,667	(7)	Less than 1%
All Executive Officers and Directors as a Group (10 persons)	462,972	(8)	1.7%
Five percent or more of stockholders
Randal J. Kirk (9)	9,317,520		35.5%
FMR LLC (10)	2,606,440		9.9%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise noted, all listed shares of common stock are owned of record by each person or entity named as beneficial owner and that person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Shares of common stock subject to options currently exercisable or exercisable within 60 days of the Record Date are considered outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not considered outstanding when computing the percentage ownership of each other person.
(2)	Based upon 26,229,909 shares of common stock outstanding as of May 23, 2013.
(3)	The share amounts set forth in the table consists solely of shares underlying one or more outstanding options to purchase our common stock.
(4)	Includes options to purchase 20,000 shares of common stock and a warrant to purchase 4,000 shares of common stock.
(5)	Includes options to purchase an aggregate of 89,265 shares of our common stock.
(6)	Includes options to purchase 17,600 shares of common stock and a warrant to purchase 960 shares of common stock.
(7)	Includes options to purchase 6,667 shares of common stock and a warrant to purchase 16,000 shares of common stock.
(8)	Includes options and warrants to purchase an aggregate of 410,492 shares of our common stock.
(9)	Consists of 8,000,000 shares held by NRM VII Holdings I, LLC (“NRM VII Holdings”) and 1,317,520 shares held by Intrexon Corporation. Randal J. Kirk controls NRM VII Holdings. Shares held by this entity may be deemed to be indirectly beneficially owned (as defined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) by Mr. Kirk. Mr. Kirk disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Randal J. Kirk, directly and through certain affiliates, has voting and dispositive power over a majority of the outstanding capital stock of Intrexon Corporation. Mr. Kirk may therefore be deemed to have voting and dispositive power over the shares of the issuer owned by Intrexon Corporation. Shares held by Intrexon Corporation may be deemed to be indirectly beneficially owned (as defined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) by Mr. Kirk. Mr. Kirk disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein.
(10)	Based on the Schedule 13G filed by FMR LLC on February 14, 2013, Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,606,440 shares of our common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Select Biotechnology Portfolio, amounted to 2,432,240 shares of our common stock. Fidelity Select Biotechnology Portfolio has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 2,606,440 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership of our common stock with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of the Section 16(a) forms furnished to us during the most recent fiscal year, we believe that all such forms required to be filed were timely filed, by the officers, directors, and security holders required to file the forms during the fiscal year ended December  31, 2012.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The following table sets forth the names and ages of all of our directors and executive officers as of May 23, 2013. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Title	Age
David Pernock	Chairman of the Board, Chief Executive Officer and President	58
Declan Daly	Chief Operating Officer and Chief Financial Officer	50
Kelvin Moore	Director	64
Marc Mazur	Director	54
Marcus Smith	Director	58
Julian Kirk	Director	39
Christine St.Clare	Director	62
Douglas J. Swirsky	Director	43

Biographical information with respect to our directors and executive officers is provided below.

David Pernock. Mr. Pernock has served as Chairman of the Board of Fibrocell since September 2009 and as our Chief Executive Officer since February 2010. From December 1993 until November 2009, Mr. Pernock held various positions at GlaxoSmithKline, eventually serving as Senior Vice President of Pharmaceuticals, Vaccines (Biologics), Oncology, Acute Care, and HIV Divisions. From May 2009 until February 2011, Mr. Pernock served as a director of Martek Biosciences Corporation. Mr. Pernock holds a B.S. in Business Administration from Arizona State University. Our Board of Directors concluded that Mr. Pernock should serve as a director of Fibrocell because in his current role as Chief Executive Officer, Mr. Pernock has played a vital role in managing our business and he possesses knowledge about our short- and long-term strategic perspectives. Mr. Pernock serves as a conduit between the Board of Directors and management while overseeing management’s efforts to realize the Board’s strategic goals.

Declan Daly. Mr. Daly has served as Fibrocell’s Chief Operating Officer and Chief Financial Officer since September 2009. Mr. Daly served as a director of Fibrocell from November 2009 until March 2013. Mr. Daly served as Isolagen, Inc.’s (our predecessor company) Chief Executive Officer and President from January 2008 until September 3, 2009, as Chief Financial Officer from June 2006 until March 2008, and as Chief Operating Officer from June 2007 until January 2008. Mr. Daly was elected to the Board of Directors of Fibrocell in November 2009 and resigned as a Board Director in March 2013. Mr. Daly served as Executive Vice President and Chief Financial Officer of Inamed Corporation from November 2004 until March 2006, prior to which he served as Inamed’s Senior Vice President since September 2002 and as the Corporate Controller and Principal Accounting Officer since March 2002. He was previously Vice President of Finance & Administration for Inamed International Corp. from 1998 to 2002. From 1996 to 1998, Mr. Daly was a Senior Manager with BDO Simpson Xavier, Chartered Accountants or BDO, in Dublin. Prior to joining BDO, he worked with PricewaterhouseCoopers in Dublin and London. Mr. Daly holds a B.A. in Management Science and Industrial Systems Studies from Trinity College, Dublin and he is also a Fellow of the Institute of Chartered Accountants in Ireland.

Kelvin Moore. Mr. Moore has served as a director of Fibrocell since September 2009. He has 30 years of experience in a wide range of roles within the banking industry. From March 2009 to late 2010, Mr. Moore served as the consultant sales director for the UK based Seaborne Group developing their business in building constructions from converting shipping sea containers. From July 2008 to September 2010, Mr. Moore was a director of Acorn Cultural Developments Limited which is developing a social networking site. Between June 2004 and May 2008, Mr. Moore was a senior advisor with Exit Strategy Planning dealing with the sale of businesses. Currently, he runs his own consulting business providing expertise and mentoring to owners of SMEs. Mr. Moore holds a London University Degree in Geography and Pure Mathematics. Our Board of Directors concluded that Mr. Moore should serve as a director of Fibrocell because of his extensive experience as both a consultant and operating executive, as well as his experience in the banking industry and familiarity with corporate governance and strategic business development and delivery and human resources.

Marc B. Mazur. Mr. Mazur has served as a director of Fibrocell since April 2010. Since May 2009, Mr. Mazur has served as the Chairman of Elsworthy Capital Management Ltd., a London-based European equity hedge fund. From October 2006 until December 2009, Mr. Mazur served as the CEO of Brevan Howard U.S. Asset Management, the U.S. arm of London-based Brevan Howard. In 2001, Mr. Mazur founded Ambassador Capital Group, a privately held investment and advisory entity providing capital, business development and strategic planning advice to companies in the healthcare, financial services and real estate fields. Mr. Mazur received his B.A. in political science from Columbia University in 1981 and a J.D. from Villanova University in 1984. Our Board of Directors concluded that Mr. Mazur should serve as a director of Fibrocell because of his senior executive level experience in finance, healthcare consulting and business strategy, as well as his previous public and private board experience.

Marcus Smith. Mr. Smith has served as a director of our company since October 2012. Mr. Smith joined Third Security, LLC upon its inception and has since been principally responsible for legal matters and transaction execution. From August 1996 to April 2004, Mr. Smith served as Senior Vice President, General Counsel, Secretary and member of the Board of Directors of New River Pharmaceuticals Inc. Mr. Smith received his B.B.A. and his J.D. from the University of Georgia. Our board of directors concluded that Mr. Smith should serve as a director of our company because of his extensive experience in the life sciences and health care fields having served at New River Pharmaceuticals and having an active role as the general counsel at Third Security.

Julian P. Kirk. Mr. Kirk has served as a director of our company since October 2012. Since its inception, Mr. Kirk has worked with several portfolio companies of Third Security, LLC’s managed investment funds and is involved with oversight of Third Security, LLC’s internal operations. Since August 2010, he has served on the board of the New River Valley Economic Development Alliance. From October 2006 until December 2011, he served as member of the Board of Directors of IntelliMat, Inc. and as Co-Chairman of the Board between September 2008 and December 2011. From September 2005 until December 2011, Mr. Kirk served as President of Harvest Pharmaceuticals Inc. Mr. Kirk also served as Chairman of the Board of Managers of ECDS, LLC from June 2008 until March 2010. Mr. Kirk graduated as an Echols Scholar from the University of Virginia. Our board of directors concluded that Mr. Kirk should serve as a director of our company because of his extensive operating and board experience, his experience as the president of Harvest Pharmaceuticals, as well as his responsibilities at Third Security encompassing corporate oversight of internal operations.

Christine St.Clare. Ms. St.Clare has served as a director of our company since February 2013. Ms. St.Clare recently completed a 35-year career with KPMG where she served a four-year term on the firm’s Board of Directors and chaired the board’s Audit and Finance Committee. As an Audit Partner, she served as the Engagement Partner for some of KPMG’s largest clients. She then assumed the position as an Advisory Partner for the firm’s Advisory Practice focusing on the Internal Audit, Risk and Compliance Practice. Concurrently, she was the Partner-in-Charge of the Southeast Consumer Markets practice. She currently serves on the board of directors of Polymer Group, Inc. and serves as the Chair of the audit committee. She also serves on advisory boards of Houlihan Lokey, a midsize global, advisory-focused investment bank, Women Corporate Directors, and Emory University’s Goizueta Business School. Our Board of Directors concluded that Ms. St.Clare should serve as a director of Fibrocell because of her deep and broad level of expertise in financial accounting and reporting matters as a former audit partner at KPMG.

Douglas J. Swirsky. Mr. Swirsky has served as a director of our company since March 2013. Since 2006, Mr. Swirsky has served as Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of GenVec, Inc. Mr. Swirsky previously held investment banking positions at UBS, PaineWebber, Morgan Stanley, and Legg Mason. Prior to joining GenVec, Mr. Swirsky was with Stifel Nicolaus where he served as a Managing Director and the Head of Life Sciences Investment Banking. He received his B.S. in Business Administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky served as a member of the Board of Directors of PolyMedix, Inc. until March 2013. Our Board of Directors concluded that Mr. Swirsky should serve as a director of Fibrocell because of his distinguished career in financial services and corporate management, including his service as the Managing Director and Head of Life Sciences Investment Banking at Stifel Nicolaus and his role as the Chief Financial Officer, Treasurer and Corporate Secretary of GenVec, a publicly traded company.

No director is related to any other director or executive officer of our company or our subsidiaries, and, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director, except for Messrs. Smith and Kirk who were appointed to our Board of Directors as a condition to the closing of a financing transaction we completed in October 2012.

GOVERNANCE OF THE COMPANY

Our Board of Directors

Our Board of Directors oversees the business affairs of Fibrocell and monitors the performance of management. Pursuant to our Bylaws, the Board of Directors shall consist of no less than three and no more than eleven members.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2012. The Board held 31 meetings during 2012. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which such director was in office). We did not have any Board committees during 2012.

Director Independence

Our Board is subject the independence requirements set forth by the NYSE MKT and has reviewed the indepdendence of its directors under such requirements. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and Fibrocell and its subsidiaries and affiliates. The purpose of this review was to determine whether relationships or transactions existed that were inconsistent with a determination that the director is independent. As a result of this review, our Board determined Ms. St.Clare and Messrs. Moore, Mazur and Swirsky are independent directors under the NYSE MKT listing standards.

Board Committees

During 2012, we did not have an audit committee, compensation committee or nominating committee. Our full Board performed the duties and responsibilities of such committees. In March 2013, we established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee. Our Board of Directors has adopted and approved a charter for each of these standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the “Investors” section on our web site at www.fibrocellscience.com.

Audit Committee. The members of the Audit Committee are Christine St.Clare (Chairperson), Douglas J. Swirsky and Marc Mazur. Each member of the Audit Committee is independent as defined by NYSE MKT listing standards. In addition, each member of the Audit Committee satisfies the additional requirements of the SEC and NYSE MKT for audit committee membership, including the additional independence requirements and the financial literacy requirements. The Board has determined that at least two members of the Audit Committee, Ms. St.Clare and Mr. Swirsky, are “audit committee financial experts” as defined in the SEC’s rules and regulations. The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating the selection of our independent registered public accounting firm.

Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Marc Mazur (Chairperson), Douglas J. Swirsky and Christine St.Clare. Each member of the Nominating and Corporate Governance Committee is independent as defined by NYSE MKT listing standards. The primary functions and responsibilities of the Nominating and Corporate Governance Committee are to: (a) determine the qualifications, qualities, skills, and other expertise required to be a director; (b) identify and screen individuals qualified to become members of the Board; (c) make recommendations to the Board regarding the selection and approval of the nominees for director; and (d) review and assess the adequacy of our corporate governance policies and procedures.

Compensation Committee. The members of the Compensation Committee are Kelvin Moore (Chairperson), Douglas J. Swirsky and Marc Mazur. Each member of the Compensation Committee is independent as defined by NYSE MKT listing standards.

The Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board of Directors with respect to the annual compensation for our Chief Executive Officer. The Compensation Committee also is responsible for reviewing and approving the annual compensation and benefits for our other executive officers. The Compensation Committee also, among other things, reviews compensation of the Board, reviews and makes recommendations on all new executive compensation programs that are proposed for adoption, and administers the Company’s equity incentive plans. The Compensation Committee is responsible for reviewing director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.

The Compensation Committee’s charter permits it delegate any of its responsibilities, along the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion. The Compensation Committee may, from time to time, retain and receive advice from compensation consultants, although no such advice was sought by the Compensation Committee or the Board of Directors performing such function during 2012.

Our Chief Executive Officer reviews the performance of our other executive officers (other than himself) and, based on that review, our Chief Executive Officer makes recommendations to the Compensation Committee about the compensation of executive officers (other than himself). Our Chief Executive Officer does not participate in any deliberations or approvals by the Board or the Compensation Committee with respect to his own compensation.

Board Member Attendance at Annual Meetings

We do not have a formal policy regarding Board attendance at our annual meetings. Each of our directors (in office at the time) either attended our 2012 annual meeting in person or via teleconference.

Board Leadership Structure and Role in Risk Oversight

David Pernock serves as both our Chief Executive Officer and Chairman of the Board. Our Board of Directors has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer, and believes, given the size of our company, it is appropriate for Mr. Pernock to serve in both roles. Effective March 2013, the Board of Directors appointed an independent director, Kelvin Moore, to serve as its Lead Independent Director.

Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee to manage risks that arise under each committee’s area of focus.

Nomination of Director Candidates

We receive suggestions for potential director nominees from many sources, including members of the Board, advisors, and stockholders. Any such nominations, together with appropriate biographical information, should be submitted to the Chairperson of the Nominating and Corporate Governance Committee in the manner discussed below. Any candidates submitted by a stockholder or stockholder group are reviewed and considered in the same manner as all other candidates.

Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. However, minimum qualifications include high level leadership experience in business activities, breadth of knowledge about issues affecting the Company, experience on other boards of directors, preferably public company boards, and time available for meetings and consultation on Company matters. Our Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Candidates whose evaluations are favorable are recommended by our Nominating and Corporate Governance Committee to the full Board for consideration. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting.

A stockholder wishing to nominate a candidate for election to our Board of Directors at any annual meeting at which the Board of Directors has determined that one or more directors will be elected must submit a written notice of his or her nomination of a candidate to the Chairperson of the Nominating and Corporate Governance Committee (c/o the Corporate Secretary), providing the candidates name, biographical data and other relevant information together with a consent from the nominee. Pursuant to our Bylaws, the submission must be received at our principal executive offices 120 days prior to the anniversary date of the mailing date of our previous year’s proxy statement so as to permit the Board of Directors time to evaluate the qualifications of the nominee.

We have not employed an executive search firm, or paid a fee to any other third party, to locate qualified candidates for director positions. Ms. St.Clare and Mr. Swirsky were recommended to the Company by a security holder.

Stockholder Communications with Directors

Persons wishing to write to the Board of Directors of Fibrocell, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 405 Eagleview Blvd., Exton, Pennsylvania 19341. Electronic submissions of stockholder correspondence will not be accepted.

The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board or to the affairs of Fibrocell. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Ethics

We have adopted a written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The code of ethics is on our website at www.fibrocellscience.com.We intend to disclose any future amendments to, or waivers from, the code of ethics within four business days of the waiver or amendment through a website posting or by filing a Current Report on Form 8-K with the SEC.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officer Compensation

The following table sets forth information regarding compensation with respect to the fiscal years ended December 31, 2012 and 2011, paid or accrued by us to or on behalf of those persons who, during the fiscal year ended December 31, 2012 served as our Chief Executive Officer, as well as our most highly compensated officers during the year ended December 31, 2012 (the “named executive officers”).

Summary Compensation Table — 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
David Pernock,
Chief Executive Officer	2012	450,000	—		—		—		450,000
	2011	450,000	—		1,464,495	(2)	—		1,914,495
Declan Daly,
Chief Financial Officer and	2012	300,000	—		—		—		300,000
Chief Operating Officer	2011	300,000	50,000	(3)	737,435	(4)	41,297	(5)	1,128,732
John Maslowski,
Vice President of Operations,	2012	188,000	—		—		—		188,000
Scientific Affairs	2011	164,923	20,000		137,273	(6)	—		322,196
Elizabeth Browning, Executive Vice President of Marketing (7)	2012	250,000	—		—		—		250,000

(1)	Represents the full grant date fair value of the stock award or option grant, as applicable, calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation in 2011, the following assumptions were made: (a) expected life (years) — 5.5 (for the options issued to Messrs. Pernock, Daly and Maslowski); (b) volatility — 61.70% (for the options issued to Mr. Maslowski and issued to Messrs. Pernock and Daly in January 2011); volatility – 61.57% (for the options issued to Messrs. Pernock and Daly in April 2011); (c) dividend yield — none; and (d) discount rate — 2.13% (for the options issued to Mr. Maslowski and issued to Messrs. Pernock and Daly in January 2011); discount rate — 2.48% (for the options issued to Messrs. Pernock and Daly in April 2011).
(2)	The fair value of $1,464,495 represents 2,100,000 options (84,000 on a post-split basis) granted on January 14, 2011 at an exercise price of $0.62 ($15.50 on a post-split basis) and 1,500,000 (60,000 on a post-split basis) options granted on April 8, 2011 at an exercise price of $0.82 ($20.50 on a post-split basis).
(3)	Pursuant to Mr. Daly’s employment agreement, Mr. Daly was entitled to receive a one-time bonus in the amount of $50,000 upon the U.S. Food and Drug Administration’s approval of our Biologics License Application (“BLA”) filing.
(4)	The fair value of $737,435 represents 1,065,000 options (42,600 on a post-split basis) granted on January 14, 2011 at an exercise price of $0.62 ($15.50 on a post-split basis) and 750,000 options (30,000 on a post-split basis) granted on April 8, 2011 at an exercise price of $0.82 ($20.50 on a post-split basis).
(5)	Represents a tax gross up payment.

(6)	In October 2009, Mr. Maslowski received an option to purchase 100,000 shares (4,000 on a post-split basis) of common stock at an exercise price of $0.75 per share ($18.75 on a post-split basis) of which 50,000 shares (2,000 on a post-split basis) vested on October 6, 2010 and 50,000 shares (2,000 on a post-split basis) vested if our BLA was approved by the FDA. For 2010, the grant date fair value in our Summary Compensation Tables excluded the 50,000 shares (2,000 on a post-split basis) that vested if our BLA was approved by the FDA as that portion of the option was subject to performance conditions and was not considered to be “probable” pursuant to FASB ASC Topic 718. During 2011, our BLA was approved by FDA. The above table recognizes $19,699 related to the final 50,000 shares (2,000 on a post-split basis) vesting pursuant to the above option. The fair value of $137,273 represents 340,000 options (13,600 on a post-split basis) granted on January 14, 2011 at an exercise price of $0.62 ($15.50 on a post-split basis) and 50,000 options (2,000 on a post-split basis) granted in October 2009 at an exercise price of $0.75 ($18.75 on a post-split basis).
(7)	Ms. Browning joined the Company in September 2011.

Equity Awards

The following table sets forth certain information concerning our outstanding options for our named executive officers at December 31, 2012.

Outstanding Equity Awards At Fiscal Year-End—2012

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
David Pernock	63,112	2,888	(1)	27.00	2/1/2020
	18,000	—		18.75	9/30/2019
	63,000	21,000	(2)	15.50	1/14/2021
	57,273	2,727	(3)	20.50	4/8/2021
Declan Daly	12,400	3,600	(4)	13.75	8/24/2020
	2,000	—		18.75	11/20/2019
	31,950	10,650	(5)	15.50	1/14/2021
	25,715	4,285	(6)	20.50	4/8/2021
John Maslowski	4,000	—		18.75	10/6/2019
	10,200	3,400	(7)	15.50	1/14/2021
Elizabeth Browning	6,667	13,333	(8)	15.50	9/8/2021

*	The information in the table for 2012 reflects the occurrence of a 1-for-25 reverse split of our common stock that occurred on April 30, 2013.
(1)	Of the unexercised portion of the option, 2,888 shares vested in two equal installments of 1,444 shares on January 1 and February 1, 2013.
(2)	The unexercised portion of the option vested on January 14, 2013.
(3)	The unexercised portion of the option vested in two equal installments of approximately 1,364 shares on January 1 and February 1, 2013.
(4)	The unexercised portion of the option vest in nine equal installments of 400 shares on the first day of each month commencing January 1, 2013.
(5)	The unexercised portion of the option vested on January 14, 2013.
(6)	The unexercised portion of the option vest in eight equal installments of approximately 536 shares on the first day of each month commencing January 1, 2012.
(7)	The unexercised portion of the option vested on each of January 14, 2013.
(8)	The unexercised portion of the option vests in two equal installments of approximately 6,667 shares on September 8, 2013 and 2014.

None of our named executive officers has exercised any options.

Management Agreements

On February 1, 2010, we entered into an employment agreement with Mr. Pernock pursuant to which Mr. Pernock agreed to serve as our Chief Executive Officer for an initial term ending February 1, 2013, which was automatically renewed for an additional one-year term through February 1, 2014, and which may be renewed for additional one-year terms unless terminated by one of the parties. The agreement provides for an annual salary of $450,000. Mr. Pernock is entitled to receive an annual bonus each year, payable subsequent to the issuance of our final audited financial statements, but in no case later than 120 days after the end of our most recently completed fiscal year. The final determination on the amount of the annual bonus will be made by our Compensation Committee, based on criteria established by the Compensation Committee. Prior to the establishment of the Compensation Committee, which occurred in March 2013, the full Board of Directors made the bonus determination. The targeted amount of the annual bonus is 60% of Mr. Pernock’s base salary, although the actual bonus may be higher or lower. Mr. Pernock did not receive a bonus in either 2011 or 2012.

Under the agreement, Mr. Pernock was granted a ten-year option to purchase 1,650,000 shares (66,000 on a post-split basis) at an exercise price per share of $1.08 ($27.00 on a post-split basis), which was the closing price of our common stock on the date of execution of the agreement. The options vested as follows: (i) 250,000 shares (10,000 on a post-split basis) upon execution of the agreement; (ii) 100,000 shares (4,000 on a post-split basis) upon the closing of a strategic partnership or licensing deal with a major partner, which occurred in October 2012 when we entered into our Exclusive Channel Collaboration Agreement with Intrexon Corporation; and (iii) 1,300,000 shares (52,000 on a post-split basis) in equal 1/36th installments (or 36,111 shares (1,444 on a post-split basis) per installment) monthly over a three-year period.

If Mr. Pernock’s employment is terminated at our election at any time, for reasons other than death, disability, cause (as defined in the agreement) or a voluntary resignation, or by Mr. Pernock for good reason (as defined in the agreement), Mr. Pernock shall be entitled to receive severance payments equal to twelve months of Mr. Pernock’s base salary and of the premiums associated with continuation of Mr. Pernock’s benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment; provided that if anytime within eighteen months after a change in control either (i) Mr. Pernock is terminated, at our election at any time, for reasons other than death, disability, cause or voluntary resignation, or (ii) Mr. Pernock terminates the agreement for good reason, Mr. Pernock shall be entitled to receive severance payments equal to: (1) two years of Mr. Pernock’s base salary, (2) Mr. Pernock’s most recent annual bonus payment, and (3) the premiums associated with continuation of Mr. Pernock’s benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment for a period of one year after termination. All severance payments shall be made in a lump sum within ten business days of Mr. Pernock’s execution and delivery of a general release of Fibrocell, its subsidiaries and affiliates and each of its officers, directors, employees, agents, successors and assigns in an acceptable form. If severance payments are being made, Mr. Pernock has agreed not to compete with us until twelve months after the termination of his employment.

On August 24, 2010, we entered into an amended and restated employment agreement with Mr. Declan Daly, which replaced and terminated his prior employment agreement with us, pursuant to which Mr. Daly agreed to serve as our Chief Operating Officer and Chief Financial Officer for an initial term ending August 24, 2013, which will be renewed for an additional one-year term unless terminated by either party. The agreement provides for an annual salary of $300,000. Mr. Daly is entitled to receive an annual bonus each year, payable subsequent to the issuance of our final audited financial statements, but in no case later than 120 days after the end of our most recently completed fiscal year. The final determination on the amount of the annual bonus will be made by our Compensation Committee, based on criteria established by the Compensation Committee. Prior to the establishment of the Compensation Committee, which occurred in March 2013, the full Board of Directors made the bonus determination. The targeted amount of the annual bonus shall be 50% of Mr. Daly’s base salary, although the actual bonus may be higher or lower. Mr. Daly did not receive a bonus in 2011 pursuant to the above provision of his agreement, although, as set forth in his employment agreement, he did receive a one-time bonus in the amount of $50,000 upon the U.S. Food and Drug Administration’s approval of our Biologics License Application filing. Mr. Daly did not receive a bonus in 2012.

Under the agreement, Mr. Daly was granted a ten-year option to purchase 400,000 shares (16,000 on a post-split basis) at an exercise price per share equal to the closing price of our common stock on the date of execution of the agreement, or $0.55 per share ($13.75 on a post-split basis). The options vest as follows: (i) 40,000 shares (1,600 on a post-split basis) upon execution of the agreement; and (ii) 360,000 shares (14,400 on a post-split basis) in equal 1/36th installments (or 10,000 shares (400 on a post-split basis) per installment) monthly over a three-year period, provided Mr. Daly is our COO or CFO on each vesting date. The vesting of all options set forth above shall accelerate upon a “change in control” as defined in the agreement, provided Mr. Daly is employed by us within 60 days prior to the date of such change in control.

If Mr. Daly’s employment is terminated at our election at any time, for reasons other than death, disability, cause (as defined in the agreement) or a voluntary resignation, or by Mr. Daly for good reason (as defined in the agreement), Mr. Daly shall be entitled to receive severance payments equal to twelve months of Mr. Daly’s base salary and of the premiums associated with continuation of Mr. Daly’s benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment; provided that if anytime within eighteen months after a change in control either (i) Mr. Daly is terminated, at our election at any time, for reasons other than death, disability, cause or voluntary resignation, or (ii) Mr. Daly terminates the agreement for good reason, Mr. Daly shall be entitled to receive severance payments equal to: (1) two years of Mr. Daly’s base salary, (2) Mr. Daly’s most recent annual bonus payment, and (3) the premiums associated with continuation of Mr. Daly’s benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment for a period of one year after termination. All severance payments shall be made in a lump sum within ten business days of Mr. Daly’s execution and delivery of a general release of Fibrocell, its subsidiaries and affiliates and each of its officers, directors, employees, agents, successors and assigns in an acceptable form. If severance payments are being made, Mr. Daly has agreed not to compete with us until twelve months after the termination of his employment.

Pension Benefits

None of our named executives participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executives participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Director Compensation

The non-executive members of our Board of Directors receive an annual fee of $50,000, payable in monthly installments. During 2012, upon appointment to the Board of Directors, new directors received an initial option grant to purchase 8,000 shares (200,000 pre-split shares) of our common stock, of which 50% vested immediately and 50% will vest on the one-year anniversary of the new director’s appointment to the Board, with an exercise price equal to the fair market value of our common stock on the date of grant and with a ten-year term.

The following table sets forth the total compensation earned by our non-employee directors in 2012:

Director Compensation Table—2012

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(3)(5)	All other compensation ($)		Total ($)
Kelvin Moore	50,000	—	—		50,000
Marc Mazur	50,000	—	—		50,000
Marcus Smith (1)	11,425	23,438	—		34,863
Julian Kirk (1)	11,425	23.438	—		34,863
Robert Langer (2)	37,500	—	50,000	(4)	87,500
George Korkos (2)	37,500	—	—		37,500

(1)	Messrs. Smith and Kirk joined the Board of Directors in October 2012.

(2)	Messrs. Langer and Korkos resigned from the Board of Directors in October 2012.
(3)	Represents the full grant date fair value of the option grant calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation, the following assumptions were made: (a) expected life (years) — 5.25; (b) volatility — 70.00% ; (c) dividend yield — none; and (d) discount rate — .773%.
(4)	Consists of consulting fees.
(5)	As of December 31, 2012, we had granted the following option awards to our non-executive directors who served as directors during 2012 (the information below reflects the occurrence of a 1-for-25 reverse split of our common stock that occurred on April 30, 2013):

Name	Option Awards	Exercise Price
Kelvin Moore	8,000	$18.75
	8,000	$15.50

Total	16,000
Marc Mazur	8,000	$26.00
	8,000	$15.50

Total	16,000
Marcus Smith	8,000	$5.00
Julian Kirk	8,000	$5.00
Robert Langer	8,000	$18.75
	8,000	$15.50

Total	16,000
George Korkos	8,000	$20.50
	8,000	$15.50

Total	16,000

RELATED PARTY TRANSACTIONS

On October 5, 2012, we entered into a Securities Purchase Agreement pursuant to which we sold an aggregate of 450,000,000 shares (18,000,000 on a post-split basis) of our common stock at a purchase price of $0.10 per share ($2.50 on a post-split basis). Of these shares, NRM VII Holdings I, LLC acquired 200,000,000 shares (8,000,000 on a post-split basis) of our common stock. As part of the Securities Purchase Agreement, we agreed to appoint Messrs. Marcus Smith and Julian Kirk to our Board of Directors. Messrs. Smith and Kirk are employees of Third Security, LLC, which manages and is under common control with NRM VII Holdings I, LLC. Each of Third Security, LLC and NRM VII Holdings I, LLC are controlled by Randal J. Kirk.

On October 5, 2012, we entered into an Exclusive Channel Collaboration Agreement with Intrexon Corporation that governs a “channel collaboration” arrangement. On such date, we also entered into a Stock Issuance Agreement with Intrexon Corporation pursuant to which we agreed to issue to Intrexon Corporation 32,938,000 shares (1,317,520 on a post-split basis) of our common stock as partial consideration for the execution and delivery of the Exclusive Channel Collaboration Agreement. Intrexon Corporation is an affiliate of Randal J. Kirk.

Approval Policy for Related Party Transactions

Pursuant to our Audit Committee charter adopted in April 2013, our Audit Committee is responsible to review, approve and oversee any transaction between us and any related person (as defined in Item 404 of Regulation S-K). In approving or rejecting the proposed agreement, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion. Prior to the creation of our Audit Committee in March 2013, our full Board of Directors was responsible for reviewing, approving and overseeing transactions between us and any related party.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our certificate of incorporation provides that the Board of Directors be divided into three classes. Each director serves a term of three years. At each annual meeting, the stockholders elect directors for a three-year term and each director holds office for the term for which elected or until his or her successor is duly elected.

The Board of Directors currently consists of seven members: David Pernock, Kelvin Moore, Marc Mazur, Marcus Smith, Julian Kirk, Christine St.Clare and Douglas J. Swirsky. At the Annual Meeting, the stockholders will be asked to elect our three Class I directors. The Board has nominated, upon the recommendation of the Nominating and Corporate Governance Committee, Mr. Mazur, Ms. St.Clare and Mr. Swirsky, our Class I directors, each to serve a three-year term expiring at our 2016 annual meeting. The directors elected will hold office until their respective successors have been elected and qualified. We expect each nominee for election as a director at the Annual Meeting to be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by the Board of Directors. With respect to our continuing directors, the term of Messrs. Smith and Kirk, our Class II directors, will expire at our 2014 annual meeting and the term of Messrs. Pernock and Moore, our Class III directors, will expire at our 2015 annual meeting.

Biographical information for our directors is provided above in the section entitled “Information About Directors and Executive Officers.”

The persons named in the proxy will vote FOR each of these nominees, except where authority has been withheld as to a particular nominee.

Vote Required and Recommendation of the Board of Directors

A plurality of the eligible votes cast is required to elect director nominees, and as such, the three nominees who receive the greatest number of votes cast by stockholders, entitled to vote at the meeting, will be elected. A nominee who receives a plurality means he or she has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal. The Board recommends that stockholders vote FOR each of these nominees for election to our Board of Directors.

PROPOSAL 2:

TO APPROVE AN AMENDMENT TO THE COMPANY’S EQUITY INCENTIVE PLAN TO INCREASE

THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN

FROM 1,200,000 TO 2,600,000 SHARES

General

Our Board of Directors unanimously approved and recommended for adoption by the stockholders an amendment to its 2009 Equity Incentive Plan, as amended (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan from 1,200,000 to 2,600,000. A copy of the Plan is attached as Annex A to this Proxy Statement. The statements contained in this proxy statement concerning the terms and provisions of the Plan are summaries only and are qualified in their entirety by reference to the full text of the Plan. As of the Record Date, we had 621,975 shares of common stock available for issuance under the Plan.

We have developed this Plan to permit us to grant awards in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code, or Code, as well as options which do not so qualify, called non-qualified stock options, stock units, stock awards, stock appreciation rights, and other stock-based awards. The purpose of the Plan is to promote the interests of Fibrocell, and to motivate, attract and retain the services of the people upon whose efforts and contributions our success depends. Accordingly, the Board believes it necessary to have sufficient shares reserved and allocated to the Plan to permit the grant of incentive awards from time to time to selected individuals eligible to participate in the Plan.

We have developed this Plan to align the interests of (a) our and our subsidiaries’ designated employees, (b) non-employee members of the Board of Directors, and (c) our and our subsidiaries’ consultants and key advisors with the interests of our stockholders and to provide incentives for such persons to exert maximum efforts for our success. We believe that the Plan will encourage the participants to contribute materially to our growth, thereby benefiting our stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan may furthermore be expected to benefit us and our stockholders by making it possible for us to attract and retain the best available talent as we are in an important early phase of its development. There are approximately 70 persons currently eligible to participate in the Plan.

The increase of 1,200,000 shares of common stock available for grant under the Plan will result in additional potential dilution of our outstanding common stock. The increase of shares of common stock available under the Plan, when taken together with the shares currently available for grant under the Plan, represents an amount of shares equivalent to 9.9% of our outstanding shares of common stock as of the Record Date.

The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

Administration

The Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has exclusive discretion to select the participants who will receive awards under the Plan (each a “Participant”) and to determine the type, size and terms of each award. The Compensation Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the Plan.

Shares Subject to the Plan

The proposed amendment will increase the number of shares that may be issued under the plan by 1,400,000 shares, for a total of 2,600,000 shares, subject to adjustment to prevent the dilution or enlargement of rights from stock dividends, stock splits, recapitalization or similar transactions.

Awards under the Plan

Under the Plan, the Compensation Committee may grant awards in the form of incentive stock options (“Incentive Stock Options”), as defined in Section 422 of the Code, as well as options which do not so qualify (“Nonqualified Stock Options”), stock units, stock awards, stock appreciation rights (“SARs”) and other stock-based awards. Incentive Stock Options and Nonqualified Stock Options together are referred to herein as “Options.”

Options. The duration of any Option shall be within the sole discretion of the Compensation Committee; provided, however, that any Incentive Stock Option granted to a 10% or less stockholder or any Nonqualified Stock Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Stock Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted. The price at which each share of common stock subject to an Option shall be determined by the Board of Directors; provided, however, that the price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the fair market value of a share of common stock on the date the Option is granted, and further provided that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.

Stock Units. The Compensation Committee may grant stock units to an employee, consultant or non-employee director, upon such terms and conditions as the Compensation Committee deems appropriate under the Plan. Each stock unit shall represent the right of the Participant to receive a share of common stock or an amount based on the value of a share of common stock.

Stock Awards. The Compensation Committee may issue shares of common stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Compensation Committee deems appropriate under the Plan. Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Compensation Committee. The Compensation Committee may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards. SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an Option. SARs may be granted in tandem either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the common stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of common stock. The stock appreciation for an SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR. The Compensation Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of common stock, cash or a combination of the two.

Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as the Compensation Committee deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.

Qualified Performance-Based Compensation. The Compensation Committee may determine that stock units, stock awards, SARs or other stock-based awards granted to an employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code.

Federal Income Tax Consequences

The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. The federal income tax consequences arising with respect to awards granted under the Plan will depend on the type of the award. The following provides only a general description of the application of current federal income tax laws to certain awards under the Plan.

Incentive Stock Options. A Participant is not taxed for regular federal income tax purposes at the time an Incentive Stock Option is granted but on exercise, the excess of the fair market value of the shares received over the Option exercise price will be taken into account for the alternative minimum tax. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding period rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option exercise price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding period rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death. If the Participant meets the employment rule but fails to observe the holding period rule (a “Disqualifying Disposition”), the Participant generally recognizes as ordinary income, in the year of the Disqualifying Disposition, the excess of the fair market value of the shares at the date of exercise over the Option exercise price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option exercise price. In the event of a Disqualifying Disposition, the Company will be entitled to a tax deduction in the amount of ordinary income recognized by the Participant.

Nonqualified Stock Options. A Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option exercise price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant’s basis in the shares so acquired will be equal to the Option exercise price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Different consequences may apply for a Participant subject to the alternative minimum tax.

Withholding. The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state and local taxes required to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the Plan or otherwise.

New Plan Benefits

It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the Compensation Committee. The last reported sales price of the common stock underlying the Plan on May 16, 2013 was $4.70.

Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2012 (reflecting the occurrence of a 1-for-25 reverse split of our common stock that occurred on April 30, 2013):

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	538,025		$18.50	653,975
Equity compensation plans not approved by security holders	24,000	(1)	$18.75	—
Total	562,025		$18.50	653,975

(1)	Consists of 24,000 shares underlying options issued to consultants outside of the 2009 Equity Incentive Plan, which have an exercise price of $18.75 per share.

Termination or Amendment of the Plan

The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Stock Option may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 2 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends that stockholders vote FOR the amendment to Fibrocell Science, Inc.’s 2009 Equity Incentive Plan.

PROPOSAL 3:

TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2013. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of BDO are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.

Aggregate fees for professional services rendered by BDO for the respective services for the fiscal years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Audit Fee	$164,340	$147,153
Audit-Related Fees	—	—
Tax Fees	$19,230	$21,608
All Other Fees	—	—

TOTAL	$183,570	$168,761

Audit Fees

Audit fees represent the aggregate fees billed for professional services rendered by BDO USA, LLP for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. There were no such fees in either fiscal 2012 or fiscal 2011.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories. There were no such fees in either fiscal 2012 or fiscal 2011.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.

Dispute Resolution Procedure

If any dispute, controversy, or claim arises in connection with the performance or breach of our agreement with BDO (including disputes regarding the validity or enforceability of our agreement), either party may request facilitated negotiations. These negotiations would be assisted by a neutral facilitator acceptable to both parties and would require the best efforts of the parties to discuss with each other in good faith their respective positions and, respecting their different interests, to finally resolve such dispute. The facilitated negotiations will conclude within sixty days from receipt of the written notice unless extended by mutual consent. The parties may also agree at any time to terminate or waive facilitated negotiations. If any dispute, controversy, or claim cannot be resolved by facilitated negotiations (or the parties agree to waive that process), then the dispute, controversy, or claim will be settled by arbitration. The arbitration will be conducted before a panel of three persons, one chosen by each party, and the third selected by the two party-selected arbitrators. The arbitration panel will have no authority to award non-monetary or equitable relief, and any monetary award will not include punitive damages.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 3 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends that stockholders vote FOR the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

AUDIT COMMITTEE REPORT

The Company did not have an audit committee during 2012, and established an Audit Committee in March 2013. During 2012, the entire Board of Directors oversaw the Company’s financial reporting process. The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In fulfilling its responsibilities, the Board appointed BDO USA, LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2012 fiscal year. During 2012, the Board reviewed and discussed with the independent auditors the overall scope and specific plans for their audit.

In connection with the Company’s Form 10-K, the newly formed Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The meeting was also designed to facilitate any desired private communication between the Audit Committee and the independent auditors.

The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vo1. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC.

Christine St.Clare (Chairperson)

Marc Mazur

Douglas J. Swirsky

PROPOSAL 4:

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-pay” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. As we meet the definition of a smaller reporting company under the SEC’s rules, this annual meeting will be the first time we present our stockholders with a “say-on-pay” proposal.

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the tables included in the sections above entitled “Compensation of Directors and Executive Officers – Executive Officer Compensation” and “Compensation of Directors and Executive Officers – Equity Awards,” as well as our accompanying narrative disclosure to such tables and in “Compensation of Directors and Executive Officers – Management Agreements,” our executive compensation program contains elements of cash and equity-based compensation, although for 2012, our compensation consisted solely of base salary as we did not pay any bonuses or award any equity-based compensation. The base salaries paid to Messrs. Pernock and Daly are based on the employment agreements we entered into with each of them in 2010. The initial term of Mr. Pernock’s employment agreement ended in February 2013 and was renewed for a one-year period. The initial term of Mr. Daly’s employment agreement will end in August 2013. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2013 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

Though this proposal calls for a non-binding advisory vote, our Board of Directors and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 4 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends that stockholders vote FOR the resolution approving the compensation of the Company’s named executive officers.

PROPOSAL 5:

ADVISORY VOTE ON THE FREQUENCY OF FUTURE NAMED EXECUTIVE OFFICER

COMPENSATION ADVISORY VOTES

In Proposal 4 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-frequency” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. Accordingly, this annual meeting will be the first time we present our stockholders with a “say-on-frequency” proposal.

Because this proposal calls for a non-binding advisory vote, our Board of Directors and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board of Directors and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

The Board believes that a say-on-pay vote every three years is most appropriate for a company such as Fibrocell, as this will provide an effective way for the Company to periodically obtain stockholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to stockholder feedback. We believe a three-year cycle will provide stockholders with time to evaluate the effects of our executive compensation strategies and their impact on our performance, financial, and business goals. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business.

Before making its recommendation, the Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, the Board believes that, on balance, a three-year cycle is most appropriate for the Company. The Compensation Committee intends to periodically reassess this triennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 5 requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends that stockholders select “EVERY 3 YEARS” on the proposal recommending the frequency of advisory votes on named executive officer compensation.

PROPOSAL 6:

TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO

REDUCE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM

1,100,000,000 TO 100,000,000 SHARES OF COMMON STOCK

General

Our Board of Directors unanimously approved an amendment to our restated certificate of incorporation, as amended, to decrease the number of authorized shares of our common stock from 1,100,000,000 shares to 100,000,000 shares.

If the amendment is approved by our stockholders, the decrease would become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. The proposed form of amendment to our certificate of incorporation to affect the decrease in authorized shares is attached as Annex B to this proxy statement.

Reasons for Proposed Amendment

At our 2012 annual meeting, our stockholders approved an amendment to our certificate of incorporation to affect a reverse stock split of our common stock in the discretion of our Board of Directors, if the Board believed such action would facilitate the listing of the our common stock on a national securities exchange. On April 30, 2013, we completed a 1-for-25 reverse stock split in connection with our listing on the NYSE MKT, which occurred on May 17, 2013.

Because reverse stock split alone had no effect on our authorized capital stock, the reverse stock split had the effect of increasing the number of available and unissued shares of common stock. While our Board believes it is important to have a sufficient number of shares available for issuance, it is also mindful about the potential dilutive effect on existing stockholders. Our Board believes that the reverse stock split resulted in more authorized shares becoming available for issuance than it believes necessary for reasonably foreseeable future needs. Accordingly, the Board has approved and recommended an amendment to our certificate of incorporation to reduce the authorized number of shares of our common stock from 1,100,000,000 to 100,000,000.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 6 requires the affirmative vote of a majority of our outstanding shares of common stock. Broker non-votes and abstentions will be counted as votes against the proposal. The Board recommends that stockholders vote FOR the resolution approving an amendment to the Company’s Certificate of Incorporation to reduce the Company’s authorized number of shares of common stock from 1,100,000,000 to 100,000,000 shares of common stock.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of our 2012 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits or the amount of the fee payable should be mailed to Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341, Attention: Corporate Secretary.

OTHER PROPOSED ACTION

Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

STOCKHOLDER PROPOSALS AND SUBMISSIONS

In order to be eligible for inclusion in our proxy statement and form of proxy for our 2014 Annual Meeting, a proposal of a stockholder, including the submission of a stockholder nominee for election to our Board of Directors, must be received at our principal executive offices located in Exton, Pennsylvania no later February 3, 2014 (the “Deadline”). For any proposal that a stockholder wishes to propose for consideration at the 2014 Annual Meeting but does not wish to include in the proxy materials for that meeting, our Amended and Restated Bylaws require a notice of the proposal to be delivered not less than 120 days prior to the anniversary of the mailing date of our proxy materials for the preceding annual meeting of stockholders. The notice of the proposal also must comply with the content requirements for such notices set forth in our Amended and Restated Bylaws

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors FIBROCELL SCIENCE, INC.

/s/ DAVID PERNOCK
David Pernock
Chairman of the Board

Exton, Pennsylvania

June 3, 2013

Annex A

FIBROCELL SCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

(as amended)

EXHIBITS

A. FORM OF INCENTIVE OPTION GRANTS

B. FORM OF NONQUALIFIED OPTION GRANTS

C. FORM OF BOARD OF DIRECTORS GRANTS

ii

FIBROCELL SCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

1. Purpose and Objectives

The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) is designed to align the interests of (i) designated employees of Fibrocell Science, Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of September 3, 2009.

2. Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Board” means the Company’s Board of Directors.

(b) “Cause” means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant’s incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, or unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.

(c) “Change of Control” shall be deemed to have occurred if:

(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, or in the absence of such committee, the entire Board. Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code shall be made by a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

(f) “Company” means Fibrocell Science, Inc. and any successor corporation.

(g) “Company Stock” means the common stock of the Company.

(h) “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.

(i) “Disability” means a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.

(j) “Effective Date” of the Plan means September 3, 2009.

(k) “Employee” means an employee of the Employer (including an officer or director who is also an employee).

(l) “Employer” means the Company and its subsidiaries.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o) “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the “closing transaction” price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Company Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(p) “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.

(q) “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s) “Non-Employee Director” means a member of the Board who is not an employee of the Employer.

(t) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

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(u) “Option” means an option to purchase shares of Company Stock, as described in Section 7.

(v) “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.

(w) “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(x) “Plan” means this Fibrocell Science, Inc. 2009 Equity Incentive Plan, as in effect from time to time.

(y) “SAR” means a stock appreciation right as described in Section 10.

(z) “Stock Award” means an award of Company Stock as described in Section 9.

(aa) “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.

3. Administration

(a) Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b) Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and (v) deal with any other matters arising under the Plan.

(c) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4. Grants

(a) Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b) All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

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5. Shares Subject to the Plan

(a) Shares Authorized. The aggregate number of shares of Company Stock that may be issued under the Plan is 2,600,000 shares, subject to adjustment as described in subsection (d) below.

(b) Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.

(c) Grants. All Grants under the Plan shall be expressed in shares of Company Stock. All cash payments shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.

(d) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

6. Eligibility for Participation

(a) Eligible Persons. All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

(b) Selection of Participants. The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.

7. Options

(a) General Requirements. The Committee may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(b) Type of Option, Price and Term

(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

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(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant

(iii) The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(iv) To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option.

(c) Exercisability of Options.

(i) Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii) The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii) Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d) Termination of Employment or Service. Upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i) In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

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(ii) In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii) In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv) If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8. Stock Units

(a) General Requirements. The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

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(b) Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

(d) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

9. Stock Awards

(a) General Requirements. The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

(c) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 14(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d) Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.

10. Stock Appreciation Rights and Other Stock-Based Awards

(a) The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with an Option. The following provisions are applicable to SARs:

(i) Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

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(ii) Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(iii) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 7(d). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(iv) Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(v) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

(vi) Form of Payment. The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

(b) Other Stock-Based Awards. The Committee may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

11. Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Stock Awards, SARs or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 11 shall apply to such Grants. The Committee may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 11 or otherwise.

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(b) Performance Goals. When Grants are made under this Section 11, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as “qualified performance-based compensation.”

(c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, goals relating to acquisitions or divestitures or goals relating to FDA or other regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants. Performance goals may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

(d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e) Certification of Results. The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

(f) Death, Disability or Other Circumstances. The Committee may provide in the Grant Agreement that Grants under this Section 11 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section  162(m) of the Code.

12. Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

13. Withholding of Taxes

(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

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(b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

14. Transferability of Grants

(a) Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

15. Consequences of a Change of Control

In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iv) with respect to Participants holding Stock Units or Other Stock-Based Awards, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (v) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify. Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of “Change of Control” that complies with and falls within the definition of “change in control event” set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.

16. Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

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17. Amendment and Termination of the Plan

(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b) Shareholder Approval for “Qualified Performance-Based Compensation.” If Grants are made under Section 11 above, the Plan must be reapproved by the Company’s shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 11, if additional Grants are to be made under Section 11 and if required by section 162(m) of the Code or the regulations thereunder.

(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

18. Miscellaneous

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee

(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

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(c) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g) Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

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FORM OF INCENTIVE OPTION GRANTS

FIBROCELL SCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of                     , (the “Date of Grant”), is delivered by Fibrocell Science, Inc. (the “Company”) to                      (the “Grantee”).

RECITALS

The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.

To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option.

(a) Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an incentive stock option (the “Option”) to purchase              shares of common stock of the Company (“Shares”) at an exercise price of $             per Share. The Option shall become exercisable according to Paragraph 2 below.

(b) The Option is designated as an incentive stock option, as described in Paragraph 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Paragraph 5, the Option shall be a nonqualified stock option.

2. Exercisability of Option. The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Employer (as defined in the Plan) on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3. Term of Option.

(a) The Option shall have a term of                      years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) The expiration of the three-month period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

(ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or while the Option remains outstanding as described in subparagraph (i) or (ii) above.

(iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the                      anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4. Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Designation as Incentive Stock Option.

(a) This Option is designated an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

(b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.

(c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

6. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

7. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee’s lifetime. After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

10. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

11. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at 405 Eagleview Blvd., Exton, PA 19341, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

FIBROCELL SCIENCE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FORM OF NONQUALIFIED OPTION GRANTS

FIBROCELL SCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of                                  (the “Date of Grant”), is delivered by Fibrocell Science, Inc. (the “Company”) to                      (the “Grantee”).

RECITALS

The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase                      shares of common stock of the Company (“Shares”) at an exercise price of $                     per Share. The Option shall become exercisable according to Paragraph 2 below.

2. Exercisability of Option. The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Employer (as defined in the Plan) on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3. Term of Option.

(a) The Option shall have a term of              years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.

(b) The Option shall automatically terminate upon the happening of the first of the following events:

(i) The expiration of the three-month period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).

(ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or while the Option remains outstanding as described in subparagraph (i) or (ii) above.

(iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee’s employment or service terminates, the Option shall immediately terminate.

Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the                      anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.

4. Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

6. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.

9. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

10. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

11. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at 405 Eagleview Blvd., Exton, PA 19341, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

FIBROCELL SCIENCE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FORM OF BOARD OF DIRECTORS GRANTS

FIBROCELL SCIENCE, INC.

2009 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION GRANT

This STOCK OPTION GRANT, dated as of                                  (the “Date of Grant”), is delivered by Fibrocell Science, Inc. (the “Company”) to                                  (the “Grantee”).

RECITALS

The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.

NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase                      shares of common stock of the Company (“Shares”) at an exercise price of $                      per Share. The Option shall become exercisable according to Paragraph 2 below.

2. Exercisability of Option. The Option shall become exercisable on the following dates, if the Grantee is providing service to the Company as a member of its Board of Directors on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share. Any portion of the Option that is not exercisable at the time the Grantee ceases to be a member of the Board of Directors shall immediately terminate.

3. Term of Option. The Option shall have a term of                      years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding anything to the contrary in the Plan, the Option shall not terminate due to the termination of service, death, or Disability of the Grantee.

4. Exercise Procedures.

(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.

6. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.

7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Service or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the service of the Company.

9. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.

10. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

11. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

12. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at 405 Eagleview Blvd., Exton, PA 19341, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the books and records of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

FIBROCELL SCIENCE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

Annex B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF THE RESTATED CERTIFICATE OF INCORPORATION OF

FIBROCELL SCIENCE, INC.

Fibrocell Science, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Restated Certificate of Incorporation of the Corporation, in accordance with the General Corporation Law of Delaware, does hereby make and execute this Certificate of Amendment to the Restated Certificate of Incorporation and does hereby certify that:

1. The provisions of the present Article IV of the Amended and Restated Certificate of Incorporation of the Corporation are amended by amending and restating the first sentence of Article IV, with no changes to be made to the subsequent sentences and provisions of Article IV:

The Corporation shall have the authority to issue an aggregate of 105,000,000 shares, of which 5,000,000 shares shall be preferred stock, par value $0.001 per share (hereinafter the “Preferred Stock”), and 100,000,000 shares shall be common stock, par value $0.001 per share (hereinafter the “Common Stock”).

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this 19th day of July, 2013.

David Pernock, President and CEO

FIBROCELL SCIENCE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

July 19, 2013

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated June 3, 2013, and hereby appoints David Pernock and Declan Daly, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of Fibrocell Science, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on July 19, 2013 at 8:30 a.m., local time, and at any adjournments or postponements thereof.

1.	☐ For All ☐ Withhold All ☐ For All Except _____________________	The Board of Directors has nominated the following three persons for election as directors of the Company: Marc Mazur, Christine St.Clare and Douglas J. Swirsky. Their term will expire at the 2016 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

2.	☐ For ☐ Against ☐ Abstain	To approve the amendment to the Company’s 2009 Equity Incentive Plan to increase the number of shares authorized to be issued under the Plan from 1,200,000 to 2,600,000

3.	☐ For ☐ Against ☐ Abstain	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

4.	☐ For ☐ Against ☐ Abstain	To approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement.

5.	☐ 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain	An advisory vote on the approval of the frequency of shareholder votes on executive compensation.

6.	☐ For ☐ Against ☐ Abstain	To approve an amendment to the Company’s Certificate of Incorporation to reduce the Company’s authorized number of shares of common stock from 1,100,000,000 to 100,000,000 shares of common stock.

7.		In their discretion, upon such other matters as may properly come before the meeting.

The board of directors recommends a vote FOR the nominees and proposal above and if no specification is made, the shares will be voted for such nominees and proposal.

Dated	2013

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSAL SET FORTH IN ITEM 2, 3, 4 AND 6 AND FOR “3 YEAR” IN PROPOSAL 5 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 7. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.